File Numbers: 2-32773 (Pioneer Value Fund)
                                           33-34801 (Pioneer Mid Cap Value Fund)
                                                          2-25980 (Pioneer Fund)
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                               December 30, 2005

               Supplement to the Class A, B, C, R, Y and I Shares
                      Prospectuses, as may be amended, for:

         Fund                                       Prospectus Date

         Pioneer Value Fund                         02/01/05
         Pioneer Mid Cap Value Fund                 03/01/05
         Pioneer Fund                               05/01/05


The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the main text of the supplemented section.

Principal investment  strategies
For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

More on REITs
The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.





                                                                   18581-00-1205
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC

                                                               December 30, 2005

         Supplement to Statement of Additional Information ("SAI") for:


Fund                                           SAI Date

Pioneer Value Fund                             02/01/05
Pioneer Mid Cap Value Fund                     03/01/05, as revised 06/07/05
Pioneer Fund                                   05/01/05


Effective December 30, 2005, non-fundamental investment restriction (ii) regarding the fund's ability to invest in real estate or issuers in real estate related business has been replaced in its entirety by the following restriction:

As long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund may not without the prior approval of its shareholders:

                                      * * *

(ii) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships and real estate funds) that invest in real estate or interests therein, provided that investment in real estate investment trusts ("REITs") is limited to 20% of the fund's net asset value, and further provided that the REIT is not a partnership, its shares are listed on a stock exchange or traded in an organized market, and it is not subject to an investment fund supervision in its home state;

                                      * * *


Please refer to the SAI for the full text of the revised section.